UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2010

IR BIOSCIENCES HOLDINGS, INC.
(Exact name of registrant specified in charter)

Delaware	033-05384	13-3301899
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8777 E. Via de Ventura, Suite 280, Scottsdale, Arizona 85258
(Address of principal executive offices)  (Zip Code)

(480) 922-3926
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 15, 2010 IR BioSciences Holdings, Inc. (the “Company”) entered into a Securities Exchange Agreement with Brencourt Advisors, LLC (“Brencourt”).  The agreement, which has an effective date of July 30, 2010, exchanges certain 10% Secured Convertible Debentures (“August 2008 Debentures”), as amended, due August 8, 2013, pursuant to a Securities Purchase Agreement dated August 8, 2008, among the Company and the investors, and, certain other Secured Convertible Debentures (“Interest Payment Debentures”) issued in satisfaction of certain interest payments under the August 2008 Debentures and collectively with the August 2008 Debentures, (the “Debentures”), for Convertible Preferred Stock.  In addition, the Securities Exchange Agreement amends the August 2008 Warrant.

The Company and Brencourt have agreed to exchange shares of Convertible Preferred Stock having an aggregate Stated Value of $5,916,667 for the cancellation of the Debentures and to reduce the Exercise Price of the August 2008 Warrant  from $2.00 to $0.30.

Pursuant to the Securities Exchange Agreement and the approval of the Company’s Board of Directors, on July 13, 2010 the Company filed a Certificate of Designation with the Secretary of State of Delaware providing for the issuance of up to 100,000 shares of a series of preferred stock for cash or exchange of other securities, rights or property and to fix and determine the designations, powers, rights, preferences, restrictions, qualifications, limitations and other matters relating to such series of preferred stock.  The series of preferred stock was designated as the Company’s Series A 5% Convertible Preferred Stock and the number of shares designated shall be up to 100,000.  Each share of Preferred Stock shall have a par value of $.001 per share and a stated value equal to $1,000.

Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 5% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the original issue date in duly authorized, validly issued, fully paid and nonassessable shares of Series A 5% Convertible Preferred Stock.  The Preferred Stock shall have no voting rights. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of Common Stock (subject to certain limitations) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price of $0.30, (subject to certain adjustments).

The Preferred Shares are subject to Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a holder shall not have the right to convert any portion of the Preferred Stock, to the extent that holder would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding, except that a holder, upon not less than 61 days' prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the holder.

At any time while this Preferred Stock is outstanding, if the Corporation or any Subsidiary, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (a "Dilutive Issuance”) then the Conversion Price shall be reduced to equal the lower price.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.

If after the Original Issued Date the VWAP for each of any 30 consecutive Trading Day period, exceeds $1.00 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Original Issue Date) and the volume for each Trading Day during the 30 day period exceeds 400,000 shares of Common Stock (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations the Corporation may cause each holder to convert all or part of such holder's Preferred Stock.

The summary of the Securities Exchange Agreement set forth above does not purport to be a complete statement of the terms of these documents.  This summary is qualified in its entirety by reference to the full text of Securities Exchange Agreement and the Certificate of Designation attached to this report as Exhibits 4.1 and 4.2, respectively.  The Secured Convertible Debenture dated August 8, 2008 as Exhibit 4.1, The Common Stock Purchase Warrant as Exhibit 4.2, the Securities Purchase Agreement as Exhibit 10.1, the Guaranty Agreement as Exhibit 10.2, the Security Agreement as Exhibit 10.3, the Patent Security Agreement as Exhibit 10.4, all to the report on Form 8-K filed on August 11, 2008 and all of which is incorporated herein by this reference.

Item 3.02. Unregistered Sale of Equity Securities

The disclosure provided in item 8.01, below, of this Form 8-K is hereby incorporated by reference into this item 3.02 with respect to the terms and sale of, and the financial obligations created by, the Preferred Stock.

Item 8.01. Other Events.

On July 13, 2010 the Company filed a Certificate of Designation with the Secretary of State of Delaware providing for the issuance of up to 100,000 shares of a series of preferred stock for cash or exchange of other securities, rights or property and to fix and determine the designations, powers, rights, preferences, restrictions, qualifications, limitations and other matters relating to such series of preferred stock.  The series of preferred stock was designated as the Company’s Series A 5% Convertible Preferred Stock (the "Preferred Stock") and the number of shares designated shall be up to 100,000.  Each share of Preferred Stock shall have a par value of $.001 per share and a stated value equal to $1,000.  Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 5% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the original issue date in duly authorized, validly issued, fully paid and nonassessable shares of Series A 5% Convertible Preferred Stock.  The Preferred Stock shall have no voting rights.  Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the original issue date at the option of the holder, into that number of shares of Common Stock (subject to certain limitations) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price of $0.30, (subject to certain adjustments).

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES SOLD IN AS DESCRIBED ABOVE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits.

Number	Description

4.1	Securities Exchange Agreement dated July 30, 2010 between the Company and Brencourt Advisors, LLC.

4.2	Certificate of Designation filed July 13, 2010 with Delaware Secretary of State.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: October 1, 2010	By:	/s/ Michael K. Wilhelm
Michael K. Wilhelm
President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Number	Description

4.1	Securities Exchange Agreement dated July 30, 2010 between the Company and Brencourt Advisors, LLC.

4.2	Certificate of Designation filed July 13, 2010 with Delaware Secretary of State.